TCW Funds, Inc.

Supplement Dated October 1, 2012 to the

Statement of Additional Information (the “SAI”)

Dated February 28, 2012, as amended May 31, 2012

Effective immediately, the TCW High Yield Bond Fund is permitted to invest in certain mortgage-backed and asset-backed securities. Therefore, effective immediately, on page 16, the title of the section “Strategies and Investments Available to the Core Fixed Income, Short Term Bond and Total Return Bond Funds” is deleted and replaced with “Strategies and Investments Available to the Core Fixed Income, Short Term Bond, Total Return Bond and High Yield Bond Funds”. All references in the aforementioned section to “the Core Fixed Income, Short Term Bond and Total Return Bond Funds” are deleted and replaced with “the Core Fixed Income, Short Term Bond, Total Return Bond and High Yield Bond Funds”.

Effective immediately, on pages 29 and 30, all references in the section titled “Risks Associated with Mortgage-Backed Securities” to “the Core Fixed Income, Short Term Bond and Total Return Bond Funds” are deleted and replaced with “the Core Fixed Income, Short Term Bond, Total Return Bond and High Yield Bond Funds”.

Please retain this Supplement with your Statement of Additional Information for future reference.